                                                                    EXHIBIT 10.2


                      SCHEDULE TO FORM OF LICENSE AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K



        NUMBER    NUMBER   NUMBER                                                                                     CERTIFICATE OF
PROTO-  OF        OF       OF                        HEALTH CARE        TOTAL           TOTAL MONTHLY  MONTHLY        OCCUPANCY
TYPE    STORIES   UNITS    BEDS      PROJECT         AGENCY             COMPENSATION    COMPENSATION   INSTALLMENTS   COMPENSATION
C       1         78       84        BLACKSBURG,     Virginia           $400,000        $150,000       $12,500        $150,000
                                     VIRGINIA        Department of
                                                     Social Services

A       1         104      113       CHARLESTON,     West Virginia      $450,000        $175,000       $14,583.33     $175,000
                                     WEST VIRGINIA   Department of
                                                     Health and
                                                     Human Services

C       1         78       84        CHESAPEAKE,     Virginia           $400,000        $150,000       $12,500        $150,000
                                     VIRGINIA        Department of
                                                     Social Services


A-2     2         103      106       JACKSONVILLE,   Florida Agency     $450,000        $175,000       $14,583.33     $175,000
                                     FLORIDA         for Health Care
                                                     Administration


B       1         75       77        MANASSAS,       Virginia           $450,000        $175,000       $14,583.33     $175,000
                                     VIRGINIA        Department of
                                                     Social Services


C       1         78       84        SUFFOLK,        Virginia           $400,000        $150,000       $12,500        $150,000
                                     VIRGINIA        Department of
                                                     Social Services


A       1         81       85        WILLIAMSBURG,   Virginia           $400,000        $150,000       $12,500        $150,000
                                     VIRGINIA        Department of
                                                     Social Services

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